UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2009 (September 24, 2009)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Underwriting Agreement
     On September 24, 2009, Gaylord Entertainment Company, a Delaware corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), providing for the offer and sale by the Company of 6,000,000 shares of its common stock, par value $0.01 per share, at a price to the public of $21.80 per share (the “Common Stock”). The closing of the sale of the Common Stock occurred on September 29, 2009. The net proceeds to the Company, after deducting the Underwriters’ discounts and commissions and the estimated offering expenses payable by the Company, were approximately $125.0 million.
     In addition, pursuant to the Underwriting Agreement, the Company has granted to the Underwriters a 30-day option to purchase up to an additional 900,000 shares of Common Stock to cover over-allotments, if any. If the Underwriters exercise their over-allotment option to purchase additional shares of Common Stock in full, the Company estimates that the net proceeds to the Company will total approximately $143.7 million.
     The Underwriting Agreement includes representations, warranties and covenants by the Company customary for agreements of this nature. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Common Stock and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.
Purchase Agreement
     Also on September 24, 2008, the Company (and certain of its subsidiaries, as guarantors) entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named in Schedule I thereto (collectively, the “Initial Purchasers”), providing for the offer and sale by the Company of $300 million aggregate principal amount of 3.75% Convertible Senior Notes due 2014 (the “Notes”) to the Initial Purchasers for resale to certain qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also granted the Initial Purchasers an option to purchase up to an additional $60 million aggregate principal amount of Notes to cover over-allotments, which option was exercised in full on September 25, 2009.
     The closing of the sale of the $360 million aggregate principal amount of Notes occurred on September 29, 2009. The net proceeds to the Company, after deducting the Initial Purchasers’ discounts and commissions and the estimated offering expenses payable by the Company (including the net cost of the convertible note hedge transactions entered into in connection with the offering of the Notes, as described more fully under “Convertible Note Hedge Transactions,” below), were approximately $316.2 million.
     The Purchase Agreement includes representations, warranties and covenants by the Company customary for agreements of this nature. It also provides for customary indemnification by each of the

Company and the Initial Purchasers against certain liabilities arising out of or in connection with the sale of the Notes and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Indenture and the Notes
     The Notes are governed by an indenture, dated as of September 29, 2009 (the “Indenture”) among the Company, certain of the Company’s subsidiaries, as guarantors, and U.S. Bank National Association, as trustee. The Notes bear interest at a rate of 3.75% per annum, payable semiannually in cash in arrears on April 1 and October 1 of each year, beginning April 10, 2010. The Notes mature on October 1, 2014, unless earlier repurchased by the Company or converted, as described below. The Notes are general unsecured and unsubordinated obligations of the Company and rank equal in right of payment with all of the Company’s existing and future senior unsecured indebtedness, including the Company’s 8% Senior Notes due 2013 and 6.75% Senior Notes due 2014, and senior in right of payment to all of the Company’s future subordinated indebtedness, if any. The Notes will be effectively subordinated to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness.
     The Notes are guaranteed, jointly and severally, on an unsecured unsubordinated basis by certain of the Company’s subsidiaries. Each guarantee will rank equally in right of payment with such subsidiary guarantor’s existing and future senior unsecured indebtedness and senior in right of payment to all future subordinated indebtedness, if any, of such subsidiary guarantor. The Notes will be effectively subordinated to any secured indebtedness and effectively subordinated to all indebtedness and other obligations of the Company’s subsidiaries that do not guarantee the Notes.
     Under the circumstances described below, each $1,000 principal amount of the Notes will be convertible, into shares of the Company’s common stock, at an initial conversion rate of 36.6972 shares of common stock per $1,000 in principal amount of the Notes (which is equivalent to an initial conversion price of approximately $27.25 per share), subject to certain adjustments as set forth in the Indenture. The Company may elect to deliver shares of its common stock, cash or a combination of cash and shares of its common stock in satisfaction of its obligations upon conversion of the Notes. Holders who convert their Notes in connection with a Make-Whole Fundamental Change (as defined in the Indenture) may be entitled to a premium in the form of an increase in the conversion rate.
     The Notes are convertible under any of the following circumstances: (1) during any calendar quarter ending after September 30, 2009 (and only during such calendar quarter), if the closing price of the Company’s common stock for at least 20 trading days during the 30 consecutive trading day period ending on the last trading day of the immediately preceding calendar quarter exceeds 120% of the applicable conversion price per share of common stock on the last trading day of such preceding calendar quarter; (2) during the ten business day period after any five consecutive trading day period in which the Trading Price (as defined in the Indenture) per $1,000 principal amount of Notes, as determined following a request by a Note holder, for each day in such five consecutive trading day period was less than 98% of the product of the last reported sale price of the Company’s common stock and the applicable conversion rate, subject to certain procedures; (3) if specified corporate transactions occur as described further in the Indenture; or (4) at any time on or after July 1, 2014, until the second scheduled trading day immediately preceding October 1, 2014.
     Upon a Fundamental Change (as defined in the Indenture),

holders may require the Company to repurchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest, if any, thereon to (but excluding) the Fundamental Change Repurchase Date (as defined in the Indenture). The Notes are not redeemable at the Company’s option prior to maturity.
     The Indenture contains customary terms and covenants, including that upon certain events of default (as described in the Indenture) occurring and continuing, either the trustee or the holders of at least 25% in principal amount of the Notes then outstanding may declare the entire principal amount of all the Notes, and the interest accrued on such Notes, if any, to be immediately due and payable. In the case of an event of default relating to certain events of bankruptcy, insolvency or reorganization of the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will automatically become and be immediately due and payable.
     The Company does not intend to file a registration statement for the resale of the Notes or any common stock issuable upon conversion of the Notes. As a result, holders may only resell the Notes or common stock issued upon conversion of the Notes, if any, pursuant to an exemption from the registration requirements of the Securities Act and other applicable securities laws.
     The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the Indenture and form of Note, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.
Convertible Note Hedge Transactions
     In connection with the private offering of the Notes, the Company entered into convertible note hedge transactions (each a “Confirmation of Convertible Note Hedge Transaction”) with respect to its common stock (the “Purchased Options”), dated September 24, 2009, with certain of the Initial Purchasers or their affiliates (the “Counterparties”). The Confirmation of Convertible Note Hedge Transactions provides for the payment of aggregate premiums by the Company of $63.9 million to the Counterparties for the Purchased Options. The Purchased Options cover, subject to anti-dilution adjustments substantially similar to the Notes, approximately 11.0 million shares of the Company’s common stock at a strike price that corresponds to the initial conversion price of the Notes, also subject to certain customary adjustments, and are exercisable at each conversion date of the Notes. The Purchased Options will expire on October 1, 2014.

     On September 25, 2009, as a result of the Initial Purchasers’ exercise in full of their option to purchase additional Notes, the Company and the Counterparties entered into Amendment Agreements to Note Hedge Confirmations, amending the Confirmations of Convertible Note Hedge Transactions to increase the number of shares subject to the Purchased Options to approximately 13.2 million shares of the Company’s common stock and to increase the premium payable by the Company for the Purchased Options to approximately $76.7 million.
     On September 29, 2009, the Company paid to the Counterparties the approximately $76.7 million premium for the Purchased Options.
     The Purchased Options are intended to reduce the potential dilution upon conversion of the Notes in the event that the market value per share of the Company’s common stock, as measured under the Notes, at the time of exercise is greater than the conversion price of the Notes.
     The Purchased Options (and amendments thereto) are separate transactions, entered into by the Company and the Counterparties, and are not part of the terms of the Notes or the warrants described below. Holders of the Notes will not have any rights with respect to the Purchased Options.
     The foregoing descriptions of the Purchased Options and amendments thereto do not purport to be complete and are qualified in their entirety by reference to the Equity Derivative Confirmations with respect to the convertible note hedge transactions, which are attached hereto as Exhibits 10.2 through 10.5, and the Amendment Agreements to Note Hedge Confirmation, which are attached hereto as Exhibits 10.10 through 10.13, and all of which are incorporated herein by reference.
Warrant Transactions
     The Company also entered into warrant transactions with the Counterparties (each a “Confirmation of Warrant Transaction”), also dated September 24, 2009, whereby the Company sold to such Counterparties warrants (the “Warrants”) to acquire, subject to customary anti-dilution adjustments, up to approximately 11.0 million shares of the Company’s common stock at a strike price of $32.70 per share, subject to customary adjustments, for an aggregate premium of approximately $36.5 million.
     On September 25, 2009, as a result of the Initial Purchasers’ exercise in full of their option to purchase additional Notes, the Company and the Counterparties entered into Amendment Agreements to Warrant Confirmations, amending the Confirmations of Warrant Transactions to increase the number of shares subject to the Warrants to 13.2 million shares of the Company’s common stock and to increase the premium payable by the Counterparties for the Warrants to approximately $43.7 million.
     On September 29, 2009, the Counterparties paid to the Company approximately $43.7 million premium for the Warrants.
     If the market price per share of the Company’s common stock, as measured under the Warrants, exceeds the strike price of the Warrants, the Warrants will have a dilutive effect on the Company’s earnings per share.
     The Warrants (and amendments thereto) are separate transactions, entered into by the Company and the Counterparties, and are not part of the terms of the Notes or the Purchased Options. Holders of the Notes will not have any rights with respect to the Warrants.
     The foregoing descriptions of the Warrants and the amendments thereto do not purport to be complete and are qualified in their entirety by reference to the Equity Derivative Confirmations with respect to the warrant transactions, which are attached hereto as Exhibits 10.6 through 10.9, and the Amendment Agreements to Warrant Confirmation, which are attached hereto as Exhibits 10.14 through 10.17, and all of which are incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
     The information in Item 1.01 above is incorporated herein by reference.
ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
     On September 29, 2009, the Company issued $360 million aggregate principal amount of the Notes, pursuant to the Indenture. The Initial Purchasers of the Notes received an aggregate discount of approximately $8.6 million. The offer and sale of the Notes to the Initial Purchasers was not registered under the Securities Act in reliance upon the exemption from registration under Section 4(2) of the Securities Act as such transaction did not involve a public offering of securities. The Initial Purchasers then offered for resale the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers. Based on the initial conversion rate of the Notes of 36.6972 shares of common stock per $1,000 principal amount of the Notes, the maximum number of shares of common stock issuable upon conversion of the Notes is approximately 13.2 million, subject to customary anti-dilution adjustments. The Company has initially elected to settle its conversion obligation by delivering a combination of cash and shares of its common stock with a Specified Dollar Amount (as defined in the Indenture) equal to $1,000.
     The Company offered and sold the Warrants to the Counterparties in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Counterparties to the Company. The Warrants, as amended, are exercisable for up to approximately 13.2 million shares of the Company’s common stock. The Company received an aggregate payment of approximately $43.7 million for the sale of the Warrants.
     Additional information is provided in Item 1.01 above and is incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
          On September 29, 2009, the Company issued two press releases announcing the closings of (i) its public offering of the Common Stock and (ii) its private placement of $360 million in aggregate principal amount of the Notes, its purchase of the Purchased Options and its sale of the Warrants. Copies of these press releases are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively.
          This Current Report on Form 8-K is being filed, among other things, to incorporate by reference exhibits into the Company’s effective shelf registration statement on Form S-3, Registration No. 333-159052, and the prospectus dated May 21, 2009 included therein, the preliminary prospectus supplement relating thereto dated September 23, 2009 and the final prospectus supplement relating thereto dated September 24, 2009 in connection with the Company’s offering of the Common Stock pursuant to the Underwriting Agreement, all as described under Item 1.01 above.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

1.1	Underwriting Agreement dated September 24, 2009, by and among Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Indenture related to the 3.75% Convertible Senior Notes due 2014, dated as of September 29, 2009, among Gaylord Entertainment Company, certain subsidiaries of Gaylord Entertainment Company, as guarantors, and U.S. Bank National Association, as trustee.

4.2	Form of 3.75% Convertible Senior Note due 2014 (included in Exhibit 4.1).

5.1	Opinion of Bass, Berry & Sims PLC.

10.1	Purchase Agreement dated September 24, 2009, by and among Gaylord Entertainment Company, certain subsidiaries of Gaylord Entertainment Company, as guarantors, and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named in Schedule I thereto.

10.2	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.3	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.4	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.5	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

10.6	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.7	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.8	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.9	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

10.10	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.11	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.12	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.13	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

10.14	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.15	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.16	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.17	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

99.1	Press Release of Gaylord Entertainment Company dated September 29, 2009.

99.2	Press Release of Gaylord Entertainment Company dated September 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: September 29, 2009	By:	/s/ Carter R. Todd
	Name:	Carter R. Todd
	Title:	Executive Vice President, General Counsel and Secretary

INDEX OF EXHIBITS
1.1	Underwriting Agreement dated September 24, 2009, by and among Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Indenture related to the 3.75% Convertible Senior Notes due 2014, dated as of September 29, 2009, among Gaylord Entertainment Company, certain subsidiaries of Gaylord Entertainment Company, as guarantors, and U.S. Bank National Association, as trustee.

4.2	Form of 3.75% Convertible Senior Note due 2014 (included in Exhibit 4.1).

5.1	Opinion of Bass, Berry & Sims PLC.

10.1	Purchase Agreement dated September 24, 2009, by and among Gaylord Entertainment Company, certain subsidiaries of Gaylord Entertainment Company, as guarantors, and Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named in Schedule I thereto.

10.2	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.3	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.4	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.5	Equity Derivatives Confirmation (convertible note hedge transaction), dated September 24, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

10.6	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.7	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.8	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.9	Equity Derivatives Confirmation (warrant transaction), dated September 24, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

10.10	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.11	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.12	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.13	Amendment Agreement to Note Hedge Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

10.14	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Deutsche Bank AG, London Branch.

10.15	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Citibank N.A.

10.16	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Wachovia Bank, National Association.

10.17	Amendment Agreement to Warrant Confirmation, dated as of September 25, 2009, between Gaylord Entertainment Company and Bank of America, N.A.

99.1	Press Release of Gaylord Entertainment Company dated September 29, 2009.

99.2	Press Release of Gaylord Entertainment Company dated September 29, 2009.